SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2003

BROCADE COMMUNICATIONS SYSTEMS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-25601	77-0409517
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1745 Technology Drive
San Jose, CA 95110

(Address, including zip code, of principal executive offices)

(408) 487-8000

(Registrant’s telephone number, including area code)

Item 7. Financial Statements and Exhibits.
Item 9. Regulation FD Disclosure.
EXHIBIT INDEX
EXHIBIT 99.1

Item 7. Financial Statements and Exhibits.

(c)	Exhibits

99.1	Press release, dated May 14, 2003, announcing financial results of Brocade Communications Systems, Inc. for the fiscal quarter ended April 26, 2003.

Item 9. Regulation FD Disclosure.

     The information contained in this Item 9 of this Current Report is being furnished pursuant to “Item 12. Results of Operations and Financial Condition” of Form 8-K in accordance with SEC Release Nos. 33-8216 and 34-47583.

     The information in this Current Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

     On May 14, 2003, Brocade Communications Systems, Inc. issued a press release announcing its financial results for the fiscal quarter ended April 26, 2003. A copy of the press release is attached as Exhibit 99.1.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROCADE COMMUNICATIONS SYSTEMS, INC.

Dated: May 14, 2003	By:	/s/ Antonio Canova

Antonio Canova Vice President, Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release, dated May 14, 2003, announcing financial results of Brocade Communications Systems, Inc. for the fiscal quarter ended April 26, 2003.